SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                   May 22, 2003


Age Research Inc.
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)


Delaware                            0-26285                 87-0419387
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission             (IRS Employer
of Incorporation)                 File Number)            Identification No.)



31103 Rancho Viejo Road, #2102, San Juan Capistrano, Ca            92675
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: 800-597-1970



--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

The Registrant hereby amends Item 7 of its Form 8-K Report for June 3, 2003 as follows:

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business acquired

         Exhibit 1. The audited financial statements of THE VARSITY GROUP, INC., for the years ending December 31, 2002 and 2001.

     (b)  Pro forma Financial Statements information

         Exhibit 2. The unaudited pro forma combined financial statements of Age Research, Inc. and Varsity for the year ended December 31, 2002 and the quarter ending June 30, 2003.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 8, 2003                    Age Research, Inc.


                                            By: /s/ Richard F. Holt
                                            ------------------------------------
                                            Richard F. Holt

                                                                       EXHIBIT 1




HAROLD Y. SPECTOR, CPA        SPECTOR & WONG, LLP           80 SOUTH LAKE AVENUE
CAROL S. WONG, CPA        Certified Public Accountants                SUITE  723
                              1- (888) 584-5577               PASADENA, CA 91101
                             FAX  (626) 584-6447





                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


To the Board of Directors and stockholders of The Varsity Group, Inc.

We have audited the accompanying balance sheets of The Varsity Group Inc. (a Missouri corporation), as of December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Varsity Group, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's operating losses and a net capital deficiency raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note
3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/Spector & Wong, LLP
Pasadena, California
October 1, 2003

THE VARSITY GROUP, INC.

BALANCE SHEETS

                                                                   December 31,
ASSETS                                                       2002              2001
--------------------------------------------------------------------------------------

Current Assets
  Cash and cash equivalents                               $   287,128    $   192,804
  Restricted cash                                             219,416        155,612
  Accounts receivable                                       1,349,507      1,665,391
  Loan to employee                                              2,600         12,850
  Receivable-officer                                           58,862         58,862
  Prepaid expenses                                               --           10,294
                                                          -----------    -----------
    Total Current Assets                                    1,917,513      2,095,813
                                                          -----------    -----------

Property and Equipment, net of accumulated depreciation
   of $213,639 and $146,570                                   183,292        145,853
                                                          -----------    -----------

Other Assets
  Receivable from others                                       20,000         20,000
  Refundable Deposits                                         121,669        121,669
                                                          -----------    -----------
     Total Other Assets                                       141,669        141,669
                                                          -----------    -----------

TOTAL ASSETS                                              $ 2,242,474    $ 2,383,335
                                                          ===========    ===========

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
  Accounts payable                                        $   651,706    $   160,389
  Accrued expenses                                            931,698        907,023
  Accrued compensation and related taxes                    1,589,467      1,879,903
  Prefunded payroll                                           525,877           --
  Line of Credit                                               49,510           --
  Officers' Loan                                               56,287           --
                                                          -----------    -----------
    Total Current Liabilities                               3,804,545      2,947,315
                                                          -----------    -----------

Stockholders' Deficit
  Common Stock, $1 par value, 30,000 shares authorized,
  402 shares issued and 200 shares outstanding                    402            402
  Paid-in Capital                                              49,521         49,521
  Accumulated Deficit                                      (1,611,792)      (613,701)
  Treasury stock - 202 shares at cost                            (202)          (202)
                                                          -----------    -----------
     Total Shareholders' Deficit                           (1,562,071)      (563,980)
                                                          -----------    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT               $ 2,242,474    $ 2,383,335
                                                          ===========    ===========

See Notes to Financial Statements

THE VARSITY GROUP, INC.

STATEMENTS OF OPERATIONS

For years ended December 31,                                 2002                  2001
---------------------------------------------------------------------------------------------
Revenues                                                $ 59,009,084           $ 64,158,599

Cost and Expenses
  Cost of Revenues                                        57,919,999             62,829,578
  Selling, General and Administrative Expenses             2,308,405              1,740,405
                                                        ------------           ------------
     Total cost and expenses                              60,228,404             64,569,983

    Operating (loss)                                      (1,219,320)              (411,384)
                                                        ------------           ------------

Other Income (Expenses)
  Recovery of Bad Debt                                       152,500                   --
  Other Income                                                67,751                 30,621
  Interest Income                                              3,765                 11,306
  Interest Expenses                                           (2,787)                  (459)
                                                        ------------           ------------
     Total Other Income (Expenses)                           221,229                 41,468
                                                        ------------           ------------

Net (loss)                                              $   (998,091)          $   (369,916)
                                                        ============           ============

Net (loss) per share-Basic and Diluted                  $     (4,990)          $     (1,850)
                                                        ============           ============

Weighted Average Number of Shares                                200                    200

See Notes to Financial Statements

THE VARSITY GROUP, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FOR YEARS ENDED DECEMBER 31, 2002 AND 2001

                                           Common Stock
                                   -----------------------------   Paid-in     Accumulated      Treasury
                                      Shares         Amount        Capital       Deficit         Stock          Total
------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2000              402          $ 402      $ 49,521     $ (243,785)        $ (202)    $ (194,064)

Net (loss)                                                                       (369,916)                     (369,916)
                                   -------------------------------------------------------------------------------------

Balance at December 31, 2001              402            402        49,521       (613,701)          (202)      (563,980)

Net (loss)                                                                       (998,091)                     (998,091)
                                   -------------------------------------------------------------------------------------

Balance at December 31, 2002              402          $ 402      $ 49,521   $ (1,611,792)        $ (202)  $ (1,562,071)
                                   =====================================================================================




                                                                               6
See Notes to Financial Statements

THE VARSITY GROUP, INC.

STATEMENTS OF CASH FLOWS

For years ended December 31,                                                           2002               2001
--------------------------------------------------------------------------------------------------------------------
CASH FLOW FROM OPERATING ACTIVITIES
  Net (loss)                                                                          $ (998,091)         $(369,916)
  Adjustments to reoncile net (loss) to net cash provided by operating activities:
   Depreciation                                                                           67,069             58,525
   Bad debts                                                                             106,754            143,441
   Decrease (Increase) in:
     Restricted cash                                                                     (63,804)          (155,612)
     Accounts receivable                                                                 209,130           (247,871)
     Prepaid expenses                                                                     10,294            (95,189)
   Increase (Decrease) in:
     Accounts payable and accrued expenses                                               225,556            958,699
     Prefunded payroll                                                                   525,877                  -
                                                                                  ---------------     --------------
Net cash flows  provided by operating activities                                          82,785            292,077
                                                                                  ---------------     --------------

CASH FLOW FROM INVESTING ACTIVITIES
    Loan to employee                                                                      10,250                  -
    Receivable - officer                                                                       -            (21,511)
    Purchase of property and equipment                                                  (104,508)           (95,355)
                                                                                  ---------------     --------------
Net cash flows (used in) investing activities                                            (94,258)          (116,866)
                                                                                  ---------------     --------------

CASH FLOW FROM FINANCING ACTIVITIES
  Proceeds from line of credit                                                            49,510                  -
  Proceeds from Officers' Loan                                                            56,287                  -
                                                                                  ---------------     --------------
Net cash flows provided by financing activities                                          105,797                  -
                                                                                  ---------------     --------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                 94,324            175,211

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                                           192,804             17,593
                                                                                  ---------------     --------------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                               $ 287,128          $ 192,804
                                                                                  ===============     ==============

Supplemental Disclosure of Cash Flow Information:
  Interest paid                                                                          $ 2,787              $ 459
                                                                                  ===============     ==============

                                                                               7
See Notes to Financial Statements

THE VARSITY GROUP, INC.

STATEMENTS OF CASH FLOWS


NOTE 1 - NATURE OF BUSINESS

The Varsity Group, Inc. (the "Company) is a professional employer organization ("PEO"), which provides professional employer services for small to medium-sized businesses nationwide. The company provides a broad range of services, including human resources consulting, payroll administration, risk management, benefits administration, and unemployment services to their clients. Additionally, the Company offers health and dental, insurance, defined contribution retirement plan, and cafeteria plan benefits to clients.




NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that directly affect the results of reported assets, liabilities, revenue, and expenses. Actual results may differ from these estimates.


REVENUE RECOGNITION The accompanying financial statements have been prepared on the accrual basis of accounting, and accordingly, revenues and direct costs are recorded in the period in which the work-site employee works. Management fee is recorded when the service has been rendered.


The Company adopted Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). The adoption of SAB 101 did not have a material impact on the Company's operating results or financial positions.


ALLOWANCE FOR DOUBTFUL ACCOUNTS The Company provides an allowance for doubtful accounts equal to the estimated losses that will be incurred in the collection of receivables. These estimated losses are based on historical experience in addition to a review of current year status. For the years ended December 31, 2002 and 2001, management believes all accounts are collectible; therefore, an allowance for doubtful accounts has not been provided. During 2002 and 2001 uncollectible accounts of $106,754 and 143,441, respectively, have been charged to operations.

In prior years, the Company incurred a bad debt loss of approximately $331,000. The amount is currently being collected and will be recognized as other income. For the year ended December 31, 2002, the Company had collected $152,500.



CASH AND CASH EQUIVALENTS For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents include prefunded payroll amounts of $525,877 received from customers.

RESTRICTED CASH Restricted cash includes deposits restricted by agreement with the insurance company providing worker's compensation insurance. Deposits of $219,416 and $155,612 are restricted at December 31, 2002 and 2001, respectively.

FAIR VALUE OF FINANCIAL INSTRUMENTS The carrying amounts of the financial instruments approximates fair value due to the short-term maturities of these instruments.

PROPERTY AND EQUIPMENT Property and equipment are valued at cost. Maintenance and repair costs are charged to expenses as incurred. Depreciation is computed on the straight-line and accelerated methods based on the estimated useful lives of the assets, generally 3 to 39 years. Depreciation expense for years ended

THE VARSITY GROUP, INC.

STATEMENTS OF CASH FLOWS
December 31, 2002 and 2001 was $67,069 and 58,525, respectively.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The components of property and equipment were as follows:


                                                                  December 31
                                                        2002                       2001
                                                  -----------------            --------------
Computer Equipment                                       $ 158,063                 $ 134,713
Computer Software                                           39,311                    32,951
Furniture and Fixtures                                     126,952                    74,851
Office Equipment                                            57,714                    43,329
Leasehold Improvements                                      14,891                     6,579
                                                  -----------------            --------------
                                                           396,931                   292,423
Less: Accumulated Depreciation                            (213,639)                 (146,570)
                                                  -----------------            --------------
                                                         $ 183,292                 $ 145,853
                                                  =================            ==============



ADVERTISING COSTS All advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2002 and 2001 was $13,040 and $15,566, respectively.


MAJOR CUSTOMERS For the years ended December 31, 2002 and 2001, two customers comprised 40% and 33% respectively, of the Company's sales.

CONCENTRATION OF CREDIT RISK The Company maintains cash deposits in several banks. Cash in these accounts at times exceeded the federally insured limits of up to $100,000. The risk is managed by maintaining all deposits in a high quality institution.

INCOME TAXES The stockholders of the Company have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. No provision for federal income taxes has been recorded in these financial statements because the stockholders are personally liable for such taxes on their individual income tax returns.


DERIVATIVES In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS No. 138, which was issued in June 2000. SFAS No. 133 establishes accounting and reporting standards for derivative instruments. The Company currently does not use derivative financial products for hedging or speculative purposes and as a result, does not anticipate any impact on the Company's financial statements.


LOSS PER COMMON SHARE The Company accounts for income (loss) per share in accordance with SFAS No. 128, "Earnings Per Share." SFAS No. 128 requires that presentation of basic and diluted earnings per share for entities with complex capital structures. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common stock outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity. Diluted net loss per common share does not differ from basic net loss per common share due to the lack of dilutive items in the Company.

RECLASSIFICATION Certain reclassifications have been made for comparative purposes to conform with the presentation in the current year financial statement. Such reclassification had no effect on net income as previously reported.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

RECENT ACCOUNTING PRONOUNCEMENTS In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Examples of costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. Previous accounting guidance provided by EITF Issue No. 94-3,

THE VARSITY GROUP, INC.

STATEMENTS OF CASH FLOWS

"Liability Recognition for Certain employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) is replaced by this Statement. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

         In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement updates, clarifies and simplifies existing accounting pronouncements. The provisions of this Statement related to the rescission of Statement No. 4 are to be applied for fiscal years beginning after May 15, 2002. Any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Opinion No. 30 for classification as an extraordinary item should be reclassified. Provisions of the Statement related to the amendment of Statement No. 13 should be applied for transactions occurring after May 15, 2002, and all other provisions should be applied for financial statements issued on or after May 15, 2002. Management does not anticipate that the adoption of this Statement will have a significant effect on the Company's financial statements.

         In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure." SFAS No. 148 amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition to SFAS No. 123's fair value method of accounting for stock-based employee compensation. SFAS No. 148 also amends the disclosure provisions of SFAS No. 123 and APB Opinion No. 28, "Interim Financial Reporting," to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. While SFAS No. 148 does not amend SFAS No. 123 to require companies to account for employee stock options using the fair value method, the disclosure provisions of SFAS No. 148 are applicable to all companies with stock-based employee compensation, regardless of whether they account for that compensation using the fair value method of SFAS No. 123 or the intrinsic value method of APB Opinion 25.

         In March 2002, the EITF discussed again Issue 00-18, "Accounting Recognition for Certain Transactions involving Equity Instruments Granted to Other Than Employees". The issues are (a) the grantor's accounting for a contingent obligation to issue equity instruments (subject to vesting requirements) when a grantee performance commitment exists but the equity instrument has not yet been issued, (b) the grantee's accounting for the contingent right to receive an equity instrument when a grantee performance commitment exists prior to the receipt (vesting) of the equity instrument, and
(c) for equity instruments that are fully vested and nonforfeitable on the date the parties enter into an agreement, the manner in which the issuer should recognize the fair value of equity instruments. However, the EITF did not reach a consensus on any of these issues, and further discussion of Issue 00-18 is expected at a future meeting. The Company is currently evaluating the impact of Issue 00-18.



NOTE 3- GOING CONCERN


The Company has incurred substantial losses, has accumulated deficit, and needs additional working capital. Those matters raise substantial doubt about the Company's ability to continue as a going concern. Management of the Company is developing a plan to reduce operating expenses and obtain an infusion of capital through either public or private investment. The ability of the Company to continue as a going concern is dependent on management's successful reduction of operating expenses and successful capital infusion. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.



NOTE 4 - RELATED PARTY TRANSACTIONS

Advances made to a shareholder of the Company were $58,862 as of December 31, 2002 and 2001. There are no formalized repayment terms or due dates, however, the Company believes that full collectibility of these balances will be realized in the ordinary course of business.

Advances made by a shareholder of the Company totalling $56,287 at December 31, 2002 are recorded as notes payable to officer on the balance sheet. There is no formalized repayment terms or due dates related to the advances.

THE VARSITY GROUP, INC.

STATEMENTS OF CASH FLOWS

NOTE 5 - LINE OF CREDIT

The Company had a line of credit with a bank in the amount of $50,000. The line carries an interest rate of bank's prime rate (4.25% at December 31, 2002), and requires monthly interest payments. The line is unsecured. The outstanding borrowing against on this line as of December 31, 2002 was $49,510. On September 10, 2003, the balance is in default.



NOTE 6 - OPERATING LEASES


The Company occupies office facilities and leases automobiles under operating leases which expire in various years through 2005. Rent expense was $140,185 and $90,856 and automobile lease expense was $16,320 and $20,457 in 2002 and 2001, respectively. Future minimum annual payments under non-cancelable operating leases as of December 31, 2002 are as follows:

                          Year ending
                          December 31,                Amount
                                                   --------------
                              2003                     $ 145,372
                              2004                       132,046
                              2005                        77,583
                                                   --------------
                                                       $ 355,001
                                                   ==============


NOTE 7 - NET (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted earnings per share:

                                                              For years ended December 31,
                                                             2002                     2001
                                                        ---------------          ----------------
Numerator:
  Net (loss)                                                $ (998,091)               $ (369,916)
                                                        ---------------          ----------------

Denominator:
  Weighted Average of Common Shares                                200                       200
                                                        ---------------          ----------------

Per share of common stock:
  Net (loss) per share-basic and diluted                      $ (4,990)                 $ (1,850)
                                                        ===============          ================

THE VARSITY GROUP, INC.

STATEMENTS OF CASH FLOWS

NOTE 8 - CONTINGENT LIABILITIES



THE COMPANY HAS SECURED A LETTER OF CREDIT IN THE AMOUNT OF $450,000, PERSONALLY GUARANTEED BY THE SHAREHOLDERS, IN CONNECTION WITH INSURANCE COVERAGE. AS OF DECEMBER 31, 2002, THE LETTER OF CREDIT HAD NOT BEEN DRAWN UPON, AND THE COMPANY DOES NOT EXPECT DRAWS AGAINST THE LETTER OF CREDIT IN THE FORESEEABLE FUTURE.

The Company has a self-insurance program for medical and dental coverage for its internal and worksite employees. The Company attempts to limit its losses through the use of stop-loss insurance policies. Although the Company feels adequate insurance coverage is in place and liabilities of future claims are adequately accrued, actual results could differ from these estimates.

During the year ended December 31, 2002, the Company entered into a purchase agreement with an unrelated business entity in the amount of $150,000. The terms of the purchase agreement include $75,000 to be paid upon the execution of the purchase agreement and $75,000 to be paid in equal instalments over the next six quarters. The Company determined that the asset has recognized significant depreciation and therefore has suspended payments. The opposing party has initiated the litigation process to recover the balance of the agreement. The Company is vigorously defending their position and management believes they will prevail.

The Company is involved in various litigations arising in the ordinary course of business. Outside counsel for the Company has advised that an opinion cannot be offered as to the probable outcome of the litigation. In the opinion of management, the outcome of litigation will not materially affect the Company's financial position, based on the merits of their position, and the underlying levels of insurance in force.



NOTE 9 - SUBSEQUENT EVENT

On May 22, 2003, the Company enter into an acquisition agreement with Age Research, Inc. ("Buyer"). The Company shall sell and transfer to Buyer all of the Company's issued and outstanding common stock in exchange of 9,343,920 post reverse split shares of the common stock of the Buyer. The acquisition will be accounted for as a purchase. As of the report date, the acquisition is not completed yet.

THE VARSITY GROUP, INC.

STATEMENTS OF CASH FLOWS


AGE RESEARCH, INC. AND SUBSIDIARY                                      EXHIBIT 2
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

DECEMBER 31, 2002
-----------------

                      ASSETS                           "AGER"         "VARS"        Adjustments             Pro Forma
                      ------                           ------         ------        -----------             ---------
Cash                                                        $ 310       $ 423,914                              $ 424,224

Accounts receivable                                           752         846,231                                846,983

Loan receivable from officers                                   -           2,575                                  2,575

Prepaid expenses and other current assets                       -         121,669                                121,669
                                                   -------------------------------                       ----------------

    Total current assets                                    1,062       1,394,389                             $1,395,451

Property and equipment, net                                     -         183,292          (33,292) (1)          150,000

Goodwill                                                        -               -        1,487,406  (1)        1,487,406
                                                   -------------------------------                       ----------------

    TOTAL ASSETS                                          $ 1,062     $ 1,577,681                             $3,032,857
                                                   ===============================                       ================

                 LIABILITIES AND
              SHAREHOLDERS' DEFICIT

Accounts payable                                          $ 6,678       $ 439,468                              $ 446,145

Accrued expenses                                            1,751         931,698                                933,450

Accrued payrolls and related taxes                              -       1,517,679                              1,517,679

Short-term notes payable                                        -          49,510                                 49,510

Notes payable to officers                                   8,500               -                                  8,500
                                                   -------------------------------                       ----------------

Total current liabilities                                  16,929       2,938,356                              2,955,284

Shareholders' capital                                     805,023          49,721           43,718  (1)          898,462
Accumulated deficit                                      (820,890)     (1,410,395)       1,410,395  (1)         (820,890)
                                                   -------------------------------                       ----------------
                                                          (15,866)     (1,360,674)                                77,573

                                                          $ 1,062     $ 1,577,681                             $3,032,857
                                                   ===============================                       ================




See notes to pro forma condensed consolidated financial statements (unaudited)

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

FOR THE YEAR ENDED DECEMBER 31, 2002
------------------------------------


                                                    "AGER"           "VARS"          Adjustments           Pro Forma

Revenues                                                $ 7,894     $ 59,009,084                            $ 59,016,978

Cost and expenses:
  Cost of revenues                                        1,211       57,666,185                              57,667,396
  Selling, general and administrative                    17,059        2,352,767                               2,369,825
                                                ---------------------------------                       -----------------
                                                         18,269       60,018,952                              60,037,222

Operating (loss)                                        (10,375)      (1,009,868)                             (1,020,243)

Other income (expenses)                                    (458)         222,350                                 221,892
                                                ---------------------------------                       -----------------

(Loss) before income taxes                              (10,833)        (787,518)                               (798,351)

Income taxes                                                800                -                                     800
                                                ---------------------------------                       -----------------

Net (loss)                                            $ (11,633)      $ (787,518)                             $ (797,551)
                                                =================================                       =================

Net (loss) per share-basic and diluted                  $ (0.01)                                                 $ (0.07)
                                                ================                                        =================

Weighted average number of shares(2)                  1,939,551                                               11,283,471


See notes to pro forma condensed consolidated financial statements (unaudited)

NOTE 1 - BASIS OF PRESENTATION

On May 22, 2003, Age Research, Inc. ("the Company" or "AGER") announced to acquire all the issued and outstanding shares of common stock of The Varsity Group, Inc. ("VARS") in exchange for 9,343,920 post split shares of the Company's common stock. The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of VARS operations included in the Company's consolidated financial statements from the date of acquisition.


In connection with the acquisition, the Board of Directors authorized a reverse split of 1 for 35 shares of stock prior to the closing date of acquisition and increase the capitalization to 750,000,000 shares.


The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of December 31, 2002 is based on the historical balance sheets of the Company and VARS as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of operations for the year then ended are based on the historical statements of operations of the Company and VARS for those periods. The pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 2002.


The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimated of the allocation of the purchase price, the actual allocation of which may differ.


The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and VARS.


                         NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the unaudited condensed consolidated balance sheet are as follows:

     (1) To reflect the acquisition of The Varsity Group, Inc. and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed.

               The total purchase cost is as follows:
                     Value of 9,343,920 common stock issued at $0.01 per share               $ 93,439
                                                                                       ---------------
                     Total purchase cost                                                       93,439

               Allocation of purchase price:
                     Stockholders' deficit of VARS                                          1,360,674
                     Decrease in property and equipment                                        33,292
                                                                                       ---------------

               Cost in excess of net assets acquired-Goodwill                              $1,487,406
                                                                                       ===============

                   NOTE 2 - PRO FORMA ADJUSTMENTS (CONTINUED)

The pro forma adjustments to the condensed consolidated statements of operations are as follows:

     (2) To adjust retroactively to reflect the reverse split of 1 for 35 shares of common stock in connection with the acquisition.

See notes to pro forma condensed consolidated financial statements (unaudited)

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

JUNE 30, 2003
-------------

                      ASSETS                           "AGER"         "VARS"        Adjustments             Pro Forma
                      ------                           ------         ------        -----------             ---------

Cash                                                        $ 455       $ 229,756                              $ 230,211

Accounts receivable                                         1,043       1,883,845                              1,884,888

Prepaid expenses and other current assets                       -         309,786                                309,786
                                                   -------------------------------                       ----------------

    Total current assets                                    1,498       2,423,387                              2,424,885

Property and equipment, net                                     -         157,945           (7,945) (1)          150,000

Goodwill                                                        -               -        1,661,305  (1)        1,661,305
                                                   -------------------------------                       ----------------

    TOTAL ASSETS                                          $ 1,498     $ 2,581,332                             $4,236,190
                                                   ===============================                       ================


                 LIABILITIES AND
              SHAREHOLDERS' DEFICIT

Accounts payable                                          $ 4,187       $ 440,500                              $ 444,687

Accrued expenses                                            4,214       1,414,189                              1,418,403

Accrued payrolls and related taxes                              -       1,616,137                              1,616,137

Short-term notes payable                                        -         499,140                                499,140

Notes payable to officers                                  13,700         171,287                                184,987
                                                   -------------------------------                       ----------------

Total current liabilities                                  22,101       4,141,253                              4,163,354

Shareholders' capital                                     878,262          49,721           43,718  (1)          971,701
Accumulated deficit                                      (898,865)     (1,609,642)       1,609,642  (1)         (898,865)
                                                   -------------------------------                       ----------------
                                                          (20,603)     (1,559,921)                                72,836

                                                          $ 1,498     $ 2,581,332                             $4,236,190
                                                   ===============================                       ================




See notes to pro forma condensed consolidated financial statements (unaudited)

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2003
--------------------------------------

                                                     AGER             VARS           Adjustments           Pro Forma

Revenues                                             $    3,913     $ 25,209,900                            $ 25,213,813

Cost and expenses:
  Cost of revenues                                          532       24,705,602                              24,706,134
  Selling, general and administrative                    80,328          833,172                                 913,500
                                                ---------------------------------                       -----------------
                                                         80,860       25,538,774                              25,619,634
                                                ---------------------------------                       -----------------

Operating (loss)                                        (76,947)        (328,874)                               (405,821)

Other income (expenses)
  Other income and Interest income                           97          130,253                                 130,350
  Interest expenses                                        (325)            (626)                                   (951)
                                                ---------------------------------                       -----------------
     Total other income (expenses)                         (228)         129,627                                 129,399
                                                ---------------------------------                       -----------------

(Loss) before income taxes                              (77,175)        (199,247)                               (276,422)

Income taxes                                                800                -                                     800
                                                ---------------------------------                       -----------------

Net (loss)                                            $ (77,975)      $ (199,247)                             $ (275,622)
                                                =================================                       =================

Net (loss) per share-basic and diluted                $   (0.04)                                                 $ (0.02)
                                                ================                                        =================

Weighted average number of shares (2)                 2,088,361                                               11,432,281



See notes to pro forma condensed consolidated financial statements (unaudited)

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2003
--------------------------------------


NOTE 1 - BASIS OF PRESENTATION

On May 22, 2003, Age Research, Inc. ("the Company" or "AGER") announced to acquire all the issued and outstanding shares of common stock of The Varsity Group, Inc. ("VARS") in exchange for 9,343,920 post split shares of the Company's common stock. The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of VARS operations included in the Company's consolidated financial statements from the date of acquisition.


In connection with the acquisition, the Board of Directors authorized a reverse split of 1 for 35 shares of stock prior to the closing date of acquisition and increase the capitalization to 750,000,000 shares.


The accompanying condensed consolidated financial statements illustrate the effect of the acquisition ("Pro Forma") on the Company's financial position and results of operations. The condensed consolidated balance sheet as of June 30, 2003 is based on the historical balance sheets of the Company and VARS as of that date and assumes the acquisition took place on that date. The condensed consolidated statements of operations for the six months then ended are based on the historical statements of operations of the Company and VARS for those periods. The pro forma condensed consolidated statements of operations assume the acquisition took place on January 1, 2003.


The pro forma condensed consolidated financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed consolidated financial statements are based on management's current estimated of the allocation of the purchase price, the actual allocation of which may differ.


The accompanying condensed consolidated pro forma financial statements should be read in connection with the historical financial statements of the Company and VARS.



                         NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the unaudited condensed consolidated balance sheet are as follows:

     (3) To reflect the acquisition of The Varsity Group, Inc. and the allocation of the purchase price on the basis of the fair values of the assets acquired and liabilities assumed.

               The total purchase cost is as follows:
                     Value of 9,343,920 common stock issued at $0.01 per share               $ 93,439
                                                                                       ---------------
                     Total purchase cost                                                       93,439

               Allocation of purchase price:
                     Stockholders' deficit of VARS                                          1,559,921
                     Decrease in property and equipment                                         7,945
                                                                                       ---------------

               Cost in excess of net assets acquired-Goodwill                              $1,661,305
                                                                                       ===============

See notes to pro forma condensed consolidated financial statements (unaudited)

AGE RESEARCH, INC. AND SUBSIDIARY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2003
--------------------------------------

                   NOTE 2 - PRO FORMA ADJUSTMENTS (CONTINUED)

The pro forma adjustments to the condensed consolidated statements of operations are as follows:

     (4) To adjust retroactively to reflect the reverse split of 1 for 35 shares of common stock in connection with the acquisition.






See notes to pro forma condensed consolidated financial statements (unaudited)